Exhibit 99.2

Supplemental Financial Reporting Package Third Quarter 2015 Rexford Industrial Realty, Inc. NYSE: REXR 11620 Wilshire Blvd Suite 1000 Los Angeles, CA 90025 310-966-1680 www.RexfordIndustrial.com

Table of Contents SectionPage Corporate Data: Investor Company Summary 3 Financial and Portfolio Highlights and Common Stock Data 4 Consolidated Financial Results: Consolidated Balance Sheets 5 Consolidated Statements of Operations 6 - 7 Non-GAAP FFO and AFFO Reconciliations 8 - 9 Statement of Operations Reconciliations 10 - 11 Same Property Portfolio Performance 12 - 13 Joint Venture Financial Summary 14 - 15 Capitalization Summary 16 Debt Summary 17 Debt Covenants 18 Portfolio Data: Portfolio Overview 19 Occupancy and Leasing Trends 20 Leasing Statistics 21 Top Tenants and Lease Segmentation 22 Capital Expenditure Summary 23 Properties Under Repositioning 24 Acquisitions and Dispositions Summary 25 Net Asset Value Components 26 Fixed Charge Coverage Ratio 27 Definitions / Discussion of Non-GAAP Financial Measures 28 - 29 Disclosures: Forward Looking Statements: This supplemental package contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and potential liability for uninsured losses and environmental contamination. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see Item 1A. Risk Factors in our 2014 Annual Report on Form 10-K, as amended,  which was filed with the Securities and Exchange Commission (“SEC”) on March 9, 2015. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Third Quarter 2015  Page 2 Supplemental Financial Reporting Package

Investor Company Summary  Senior Management Team Howard Schwimmer Co-Chief Executive Officer, Director Michael S. Frankel Co-Chief Executive Officer, Director Adeel Khan Chief Financial Officer Patrick Schlehuber Director of Acquisitions Bruce Herbkersman Director of Construction & Development Shannon Lewis Director of Leasing & Asset Management Ashley Arthur Director of Property Operations  Board of Directors Richard Ziman Chairman Howard Schwimmer Co-Chief Executive Officer, Director Michael S. Frankel Co-Chief Executive Officer, Director Robert L. Antin Director Steven C. Good Director Peter Schwab Director Tyler H. Rose Director  Company Contact Information 11620 Wilshire Blvd Suite 1000 Los Angeles, CA 90025 310-966-1680 www.RexfordIndustrial.com Investor Relations Information ICR Stephen Swett www.icrinc.com 212-849-3882  Equity Research Coverage Bank of America Merrill LynchJuan Sanabria Citigroup Investment Research Emmanuel Korchman D.A Davidson Barry Oxford J.P. Morgan Michael W. Mueller, CFA Jeffries LLC Tayo Okusanya Wells Fargo Securities Brendan Maiorana, CFA Wunderlich Securities Craig Kucera  Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company.  Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts' reports on their own; we do not distribute these reports.  Third Quarter 2015 Page 3 Supplemental Financial Reporting Package

Financial and Portfolio Highlights and Common Stock Data [1]

(in thousands except share and per share data and portfolio statistics)

	Three Months Ended				
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Financial Results:					
Total rental revenues[2]	$ 23,335	$ 22,281	$ 20,931	$ 19,370	$ 17,584
Net income (loss)	$ 617	$ 196	$ 81	$ 145	$ (679)
Net income (loss) per common share - basic and diluted	$ 0.01	$ 0.00	$ 0.00	$ 0.00	$ (0.02)
Company share of Recurring FFO	$ 11,201	$ 11,089	$ 10,085	$ 8,932	$ 7,700
Recurring FFO per common share - basic and diluted	$ 0.20	$ 0.20	$ 0.20	$ 0.21	$ 0.23
Company share of FFO	$ 10,780	$ 10,220	$ 9,513	$ 8,145	$ 6,960
FFO per common share - basic and diluted	$ 0.20	$ 0.19	$ 0.19	$ 0.19	$ 0.21
EBITDA	$ 13,508	$ 12,364	$ 11,819	$ 10,334	$ 9,456
Adjusted EBITDA	$ 14,607	$ 14,066	$ 12,927	$ 12,585	$ 11,149
Dividend declared per common share	$ 0.135	$ 0.12	$ 0.12	$ 0.12	$ 0.12
Portfolio Statistics:					
Portfolio SF - consolidated	11,078,912	10,649,768	10,253,580	9,829,020	8,633,812
Ending occupancy - consolidated portfolio	88.8%	88.4%	89.5%	90.7%	91.8%
Pro-forma occupancy including uncommenced leases	90.5%	90.0%	90.8%	90.7%	92.3%
Leasing spreads - cash	5.4%	7.0%	4.5%	1.9% [3]	3.6%
Leasing spreads - GAAP	16.3%	15.4%	11.6%	11.8% [3]	10.3%
Same Property Performance:					
Total rental revenue growth	5.0%	5.5%	4.2%	8.8%	3.6%
Total property expense growth	-3.2%	3.8%	-3.4%	4.1%	3.9%
NOI growth	8.4%	6.2%	7.4%	10.7%	3.5%
Cash NOI growth	7.1%	8.0%	7.3%	9.7%	3.8%
Same Property Portfolio ending occupancy	93.7%	92.6%	92.4%	92.1%	90.4%
Stabilized Same Property Portfolio ending occupancy	94.8%	94.0%	94.9%	93.7%	91.7%
Same Property Portfolio occupancy growth (ppt)	2.4%	2.3%	2.1%	2.3%	2.5%
Capitalization:					
Common stock price at quarter end	$ 13.79	$ 14.58	$ 15.81	$ 15.71	$ 13.84
Common shares issued and outstanding	55,198,780	55,051,832	54,909,083	43,382,425	43,059,742
Total shares and units issued and outstanding at period end [4]	57,265,484	57,229,405	57,205,769	45,705,769	45,705,769
Weighted average shares outstanding - basic and diluted	55,145,963	54,963,093	50,683,528	43,234,602	33,527,183
Total equity market capitalization	$ 789,691	$ 834,405	$ 904,423	$ 718,038	$ 632,568
Total consolidated debt	335,904	296,715	269,879	357,076	269,699
Total debt (pro-rata)[5]	335,904	296,715	269,879	357,076	275,924
Total combined market capitalization (debt and equity)	1,120,512	1,121,132	1,126,761	1,066,508	847,951
Ratios:					
Net debt (pro-rata) to total combined market capitalization	29.5%	25.6%	19.7%	32.7%	25.4%
Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized)	5.7x	5.1x	4.3x	6.9x	4.9x

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] Total rental revenues include rental income, tenant reimbursements and other income from rental operations. For comparability, prior period amounts have been reclassified to conform to current period presentation

[3] Excluding the effect of one 15,040 sqft lease transaction in our San Diego market, the weighted average cash and GAAP growth for total leases (new & renewal) executed during Q4-14 was is 3.3% and 13.3%, respectively.

[4] Includes the following number of OP Units held by noncontrolling interests: 2,066,704 (September 30, 2015), 2,177,573 (June 30, 2015), 2,296,686 (March 31, 2015), 2,323,344 (December 31,2014) and 2,646,027 (September 30, 2014). Excludes the following number of shares of unvested restricted stock: 389,123 (September 30, 2015), 407,463 (June 30, 2015), 420,280 (March 31, 2015), 320,017 (December 31,2014) and 198,141 (September 30, 2014).

[5] Includes our 15% share of debt in our Mission Oaks joint venture (the "JV") as of September 30, 2014. During the three months ended December 31, 2014, in connection with the JV's disposition of 3001 & 3175 Mission Oaks Blvd., the JV repaid the $41.5 million loan secured by the properties located at 3001, 3175 and 3233 Mission Oaks Blvd.

Third Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 4

Consolidated Balance Sheets

(unaudited and in thousands)

		9/30/15		6/30/15		3/31/15		12/31/14[1]		9/30/14[1]
Assets										
Investments in real estate, net	$	1,010,384	$	955,365	$	902,747	$	853,578	$	722,689
Cash and cash equivalents		5,083		9,988		47,541		8,606		60,541
Restricted cash		-		-		-		-		307
Notes receivable		-		13,137		13,135		13,137		13,138
Rents and other receivables, net		2,221		2,210		1,892		1,812		1,738
Deferred rent receivable		7,009		6,067		5,520		5,165		4,547
Deferred leasing costs, net		5,044		4,526		3,744		3,608		3,275
Deferred loan costs, net		1,595		1,745		1,895		2,045		2,195
Acquired lease intangible assets, net[2]		27,838		28,580		26,504		28,136		23,558
Indefinite-lived intangible		5,271		5,271		5,271		5,271		5,271
Other assets		5,491		5,221		5,534		4,699		4,552
Acquisition related deposits		1,250		1,400		250		2,110		-
Investment in unconsolidated real estate entities		4,056		4,018		4,013		4,018		5,744
Total Assets	$	1,075,242	$	1,037,528	$	1,018,046	$	932,185	$	847,555
Liabilities										
Notes payable	$	335,058	$	296,333	$	269,541	$	356,362	$	269,011
Interest rate swap liability		4,716		2,960		3,279		1,402		228
Accounts payable and accrued expenses		13,886		9,257		11,566		10,053		9,519
Dividends payable		7,504		6,655		6,639		5,244		5,191
Acquired lease intangible liabilities, net[3]		2,700		2,579		2,903		3,016		1,921
Tenant security deposits		10,523		9,711		9,112		8,768		7,927
Prepaid rents		1,935		2,517		1,144		1,463		1,329
Total Liabilities		376,322		330,012		304,184		386,308		295,126
Equity										
Common stock		552		550		549		434		431
Additional paid in capital		722,102		720,583		719,199		542,318		538,248
Cumulative distributions in excess of earnings		(41,613)		(34,702)		(28,235)		(21,673)		(16,574)
Accumulated other comprehensive income (loss)		(4,546)		(2,847)		(3,147)		(1,331)		158
Total stockholders' equity		676,495		683,584		688,366		519,748		522,263
Noncontrolling interests		22,425		23,932		25,496		26,129		30,166
Total Equity		698,920		707,516		713,862		545,877		552,429
Total Liabilities and Equity	$	1,075,242	$	1,037,528	$	1,018,046	$	932,185	$	847,555

[1] For comparability, certain prior period amounts have been reclassified to conform to current period presentation.

[2] Includes net above-market tenant lease intangibles of $5,621 (Sept. 30, 2015), $5,725 (June 30, 2015), $3,312 (March 31, 2015), $3,644 (Dec. 31 2014) and $3,474 (Sept. 30, 2014).

[3] Includes net below-market tenant lease intangibles of $2,479 (Sept. 30, 2015), $2,350 (June 30, 2015), $2,666 (March 31, 2015), $2,771 (Dec. 31 2014) and $1,668 (Sept. 30, 2014).

Third Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 5

Consolidated Statements of Operations Quarterly Results  (unaudited and in thousands, except share and per share data)  Three Months Ended September 30, 2015June 30, 2015March 31, 2015December 31, 2014September 30, 2014 Revenues Rental income $ 20,617  $ 19,275  $ 18,557  $ 16,719  $  15,516  Tenant reimbursements  2,377 2,844 2,184 2,417  2,052  Other income 341  162  190  234 16  Total rental revenues  23,335 22,281 20,931 19,370  17,584  Management, leasing, and development services 186  161  132  206 171  Interest income 153  280  277  282 281  Total Revenues  23,674 22,722 21,340 19,858  18,036  Operating Expenses Property expenses  6,237 5,874 5,771 5,477  4,879  General and administrative  3,778 3,740 3,546 3,486  3,273  Depreciation and amortization  10,642 10,490 9,884 8,443  8,032  Total Operating Expenses  20,657 20,104 19,201 17,406  16,184  Other Expense Acquisition expenses 528  847  233  627 426  Interest expense  2,245 1,658 1,826 1,655  1,957  Total Other Expense  2,773 2,505 2,059 2,282  2,383  Total Expenses  23,430 22,609 21,260 19,688  18,567  Equity in income (loss) from unconsolidated real estate entities 45  12  1  (25)  2  Gain from early repayment of note receivable 581      (Loss) gain on extinguishment of debt (253) 71     Loss on sale of real estate -    (150) Net Income (Loss) $  617  $  196  $  81  $  145  $ (679)  Net Income (Loss) attributable to: Common shareholders $  540  $  139  $  27  $  107  $ (623) Noncontrolling interests 24  8  4  (80) Participating securities 53  49  50  38 24  Net Income (Loss) $  617  $  196  $  81  $  145  $ (679)  Earnings per Common Share - Basic and Diluted Net income (loss) available to common stockholders $ 0.01  $ 0.00  $ 0.00  $ 0.00  $  (0.02) Weighted average shares outstanding - basic and diluted 55,145,963  54,963,093  50,683,528  43,234,602 33,527,183       Third Quarter 2015      Page 6 Supplemental Financial Reporting Package

Consolidated Statements of Operations (in thousands)  Quarterly Results (unaudited results)       Three Months Ended September 30,  Nine Months Ended September 30,   2015  2014  2015  2014  Rental Revenues   Rental income  $  20,617  $  15,516  $  58,449  $  39,917   Tenant reimbursements  2,377 2,052 7,405 5,244   Other income  341 16  693 73   Total Rental Revenues 23,335 17,584 66,547 45,234   Management, leasing, and development services  186  171  479  654   Interest income  153  281  710  835   Total Revenues 23,674 18,036 67,736 46,723   Operating Expenses   Property expenses 6,237 4,879 17,882 12,905   General and administrative  3,778 3,273 11,064 8,658   Depreciation and amortization  10,642 8,032 31,016 20,165   Total Operating Expenses  20,657 16,184 59,962 41,728   Other Expense   Acquisition expenses  528  426 1,608 1,411   Interest expense 2,245 1,957 5,729 4,745   Total Other Expense 2,773 2,383 7,337 6,156   Total Expenses 23,430 18,567 67,299 47,884   Equity in income (loss) from unconsolidated real estate entities 45 2 58 (4)  Gain from early repayment of note receivable  581   581    Loss on extinguishment of debt  (253) - (182) -   Loss on sale of real estate - (150) - (150)  Net Income (Loss) from Continuing Operations  617 (679) 894 (1,315)  Discontinued Operations  Income from discontinued operations before gain on sale of real estate -   21   Gain on sale of real estate -   2,125   Income from Discontinued Operations -   2,146   Net Income (Loss)  $  617  $  (679) $  894  $  831      Net Income (Loss) attributable to:  Common shareholders  $  540  $  (623) $  706  $  687   Noncontrolling interests  24 (80)  36 80   Participating securities 53 24  152 64   Net Income (Loss)  $  617  $  (679) $  894  $  831               Third Quarter 2015     Page 7   Supplemental Financial Reporting Package

Non-GAAP FFO [1]

(unaudited and in thousands, except share and per share data)

	Rexford Industrial Realty, Inc. Three Months Ended									
	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014	
Funds From Operations (FFO)										
Net Income (loss)	$	617	$	196	$	81	$	145	$	(679)
Add:										
Depreciation and amortization, including amounts in discontinued operations		10,642		10,490		9,884		8,443		8,032
Depreciation and amortization from unconsolidated joint ventures		4		20		28		66		103
Loss on sale of real estate		-		-		-		-		150
Deduct:										
Gain on sale of real estate from unconsolidated joint ventures		-		-		-		3		-
FFO[2]		11,263		10,706		9,993		8,651		7,606
Company share of FFO[3][4]	$	10,780	$	10,220	$	9,513	$	8,145	$	6,960
FFO per share - basic and diluted		0.20	$	0.19	$	0.19	$	0.19	$	0.21
FFO	$	11,263	$	10,706	$	9,993	$	8,651	$	7,606
Add:										
Non-recurring legal fees (reimbursements)[5]		(88)		64		369		205		380
Acquisition Expenses		528		847		233		627		426
Recurring FFO[2]	$	11,703	$	11,617	$	10,595	$	9,483	$	8,412
Company share of Recurring FFO [3]	$	11,201	$	11,089	$	10,085	$	8,932	$	7,700
Recurring FFO per share - basic and diluted	$	0.20	$	0.20	$	0.20	$	0.21	$	0.23
Weighted-average shares outstanding - basic and diluted		55,145,963		54,963,093		50,683,528		43,234,602		33,527,183
Weighted-average diluted shares and units		57,257,186		57,220,536		52,989,102		45,705,769		36,511,737

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] FFO and Recurring FFO for the three months ended September 30, 2015, includes the following: (i) $581 gain from the early repayment of the Calle Perfecto note receivable and (ii) $253 loss on extinguishment of debt. FFO and Recurring FFO for the three months ended June 30, 2015, includes a $71 gain on extinguishment of debt.

[3] Company share of FFO and Recurring FFO is based on the weighted average interest in our operating partnership of 96.3%, 96.1%, 95.6%, 94.6%, and 91.8% for the three months ended September 30, 2015, June 30, 2015, December 31, 2014 and September 30, 2014, respectively.

[4] Company share of FFO excludes FFO allocated to participating securities of $76, $76, $71, $38, and $24 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

[5] Non-recurring legal fees (reimbursements) relate to litigation. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K, as amended, and Item 1. Legal Proceedings in our subsequent quarterly reports on Form 10-Q.

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 8

Non-GAAP AFFO [1]

(in thousands)
(unaudited results)

AFFO

	Rexford Industrial Realty, Inc. Three Months Ended				
	September 30, 2015	June 30, 2015	March 31, 2015[2]	December 31, 2014[2]	September 30, 2014[2]
Adjusted Funds From Operations (AFFO)					
Funds From Operations	$ 11,263	$ 10,706	$ 9,993	$ 8,651	$ 7,606
Add:					
Amortization of deferred financing costs	200	209	209	206	205
Fair value lease expense	69	46	39	115	151
Non-cash stock compensation	443	467	348	250	340
Straight line corporate office rent expense adjustment	21	37	24	-	-
Loss (gain) on extinguishment of debt	253	(71)	-	-	-
Deduct:					
Straight line rental revenue adjustment	1,039	612	365	595	227
Capitalized payments[3]	548	497	344	302	216
Note receivable discount amortization	38	71	69	68	66
Note payable premium amortization	33	33	92	82	81
Gain from early repayment of note receivable	581	-	-	-	-
Recurring capital expenditures[4]	921	871	392	908	752
2nd generation tenant improvements and leasing commissions[5]	701	893	706	918	1,174
Unconsolidated joint venture AFFO adjustments	5	(4)	(9)	3	(2)
AFFO	$ 8,383	$ 8,421	$ 8,654	$ 6,346	$ 5,788

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] For comparability, prior period amounts have been reclassified to conform to current period presentation.

[3] Includes capitalized interest, and leasing and construction development compensation.

[4] Excludes nonrecurring capital expenditures of $4,222, $3,312, $2,920, $4,118, and $2,670 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively.

[5] Excludes 1st generation tenant improvements and leasing commissions of $624, $996, $236, $640 and $423 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 9

Statement of Operations Reconciliations (1)  (in thousands)   (unaudited results)     Rexford Industrial Realty, Inc.    Three Months Ended   September 30, 2015  June 30, 2015  March 31, 2015  December 31, 2014  September 30, 2014 Net Operating Income (NOI)   Rental income  $ 20,617  $ 19,275  $ 18,557  $ 16,719  $ 15,516  Tenant reimbursements 2,377  2,844  2,184  2,417  2,052  Other income 341 162 190 234  16  Total rental revenues  23,335  22,281  20,931  19,370  17,584     Property expenses  6,237  5,874  5,771  5,477  4,879  NOI $ 17,098  $ 16,407  $ 15,160  $ 13,893  $ 12,705  Fair value lease revenue 69  46  39 115 151  Straight line rental revenue adjustment (1,039) (612) (365) (595) (227) Cash NOI $ 16,128  $ 15,841  $ 14,834  $ 13,413  $ 12,629     Net Income (Loss)  $ 617  $ 196  $ 81  $ 145  $ (679) Add:   General and administrative 3,778  3,740  3,546  3,486  3,273  Depreciation and amortization 10,642  10,490  9,884  8,443  8,032  Acquisition expenses  528 847 233 627 426  Interest expense  2,245  1,658  1,826  1,655  1,957  Loss (gain) on extinguishment of debt  253  (71)   Loss on sale of real estate  150  Subtract:   Management, leasing, and development services  186 161 132 206 171  Interest income 153 280 277 282 281  Equity in income (loss) from unconsolidated real estate entities  45  12  1  (25) 2  Gain from early repayment of note receivable  581 - - - -  NOI $ 17,098  $ 16,407  $ 15,160  $ 13,893  $ 12,705  Fair value lease revenue 69  46  39 115 151  Straight line rental revenue adjustment (1,039) (612) (365) (595) (227) Cash NOI $ 16,128  $ 15,841  $ 14,834  $ 13,413  $ 12,629     (1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.               Third Quarter 2015     Page 10 Supplemental Financial Reporting Package

Statement of Operations Reconciliations [1]

(in thousands)
(unaudited results)

	Rexford Industrial Realty, Inc. Three Months Ended				
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net income (loss)	$ 617	$ 196	$ 81	$ 145	$ (679)
Interest expense	2,245	1,658	1,826	1,655	1,957
Proportionate share of interest expense from unconsolidated joint ventures	-	-	-	25	43
Depreciation and amortization	10,642	10,490	9,884	8,443	8,032
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	4	20	28	66	103
EBITDA	$ 13,508	$ 12,364	$ 11,819	$ 10,334	$ 9,456
Stock-based compensation amortization	443	467	348	250	340
Loss (gain) on extinguishment of debt	253	(71)	-	-	-
Loss on sale of real estate	-	-	-	-	150
Gain from early repayment of note receivable	(581)	-	-	-	-
Non-recurring legal fees (reimbursements)[2]	(88)	64	369	205	380
Acquisition expenses	528	847	233	627	426
Pro forma effect of acquisitions[3]	544	395	158	1,169	497
Pro forma effect of dispositions[4]	-	-	-	-	(100)
Adjusted EBITDA	$ 14,607	$ 14,066	$ 12,927	$ 12,585	$ 11,149

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] Non-recurring legal fees (reimbursements) relate to Litigation. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K, as amended, and Item 1. Legal Proceedings in our subsequent quarterly reports on Form 10-Q.

[3] Represents the estimated impact of Q3'15 acquisitions as if they had been acquired July 1, 2015, Q2'15 acquisitions as if they had been acquired April 1, 2015, Q1'15 acquisitions as if they had been acquired January 1, 2015, Q4'14 acquisitions as if they had been acquired October 1, 2014 and Q3'14 acquisitions as if they had been acquired on July 1, 2014. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.

[4] Represents the effect of dispositions as if they had occurred at the beginning of the quarter disposed.

Third Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 11

Same Property Portfolio Performance [1]

Statement of Operations and NOI Reconciliation

(in thousands)

(unaudited results)

Same Property Portfolio Statement of Operations:

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2015	2014	$ Change	% Change	2015	2014	$ Change	% Change
Rental Revenues								
Rental income	$ 12,277	$ 11,688	$ 589	5.0%	$ 36,012	$ 34,343	$ 1,669	4.9%
Tenant reimbursements	1,310	1,471	(161)	(10.9%)	4,383	4,435	(52)	(1.2%)
Other income	249	12	237	1975.0%	372	69	303	439.1%
Total Rental Revenues	13,836	13,171	665	5.0%	40,767	38,847	1,920	4.9%
Interest income	-	-	-		-	1	(1)	(100.0%)
Total Revenues	13,836	13,171	665	5.0%	40,767	38,848	1,919	4.9%
Operating Expenses								
Property expenses	3,684	3,805	(121)	(3.2%)	11,074	11,198	(124)	(1.1%)
Depreciation and amortization	4,540	5,227	(687)	(13.1%)	13,874	16,249	(2,375)	(14.6%)
Total Operating Expenses	8,224	9,032	(808)	(8.9%)	24,948	27,447	(2,499)	(9.1%)
Other Expense								
Interest expense	87	293	(206)	(70.3%)	558	877	(319)	(36.4%)
Total Other Expense	87	293	(206)	(70.3%)	558	877	(319)	(36.4%)
Total Expenses	8,311	9,325	(1,014)	(10.9%)	25,506	28,324	(2,818)	(9.9%)
Net Income	$ 5,525	$ 3,846	$ 1,679	43.7%	$ 15,261	$ 10,524	$ 4,737	45.0%

Same Property Portfolio NOI Reconciliation:

	Three Months Ended September 30,				Nine Months Ended September 30,			
NOI	2015	2014	$ Change	% Change	2015	2014	$ Change	% Change
Net Income	$ 5,525	$ 3,846			$ 15,261	$ 10,524		
Add:								
Interest expense	87	293			558	877		
Depreciation and amortization	4,540	5,227			13,874	16,249		
Deduct:								
Interest income	-	-			-	1		
NOI	$ 10,152	$ 9,366	$ 786	8.4%	$ 29,693	$ 27,649	$ 2,044	7.4%
Straight-line rents	(162)	(84)			(420)	(577)		
Amort. above/below market leases	47	93			155	291		
Cash NOI	$ 10,037	$ 9,375	$ 662	7.1%	$ 29,428	$ 27,363	$ 2,065	7.5%

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 12

Same Property Portfolio Performance [1]

NOI Reconciliation, Portfolio Summary and Occupancy

(dollars in thousands)

(unaudited results)

Same Property Portfolio NOI Reconciliation Continued:

	Three Months Ended September 30, 2015	2014	$ Change	% Change	Nine Months Ended September 30, 2015	2014	$ Change	% Change
Rental income	$ 12,277	$ 11,688	$ 589	5.0%	$ 36,012	$ 34,343	$ 1,669	4.9%
Tenant reimbursements	1,310	1,471	(161)	(10.9%)	4,383	4,435	(52)	(1.2%)
Other income	249	12	237	1975.0%	372	69	303	439.1%
Total rental revenues	13,836	13,171	665	5.0%	40,767	38,847	1,920	4.9%
Property expenses	3,684	3,805	(121)	(3.2%)	11,074	11,198	(124)	(1.1%)
NOI	$ 10,152	$ 9,366	$ 786	8.4%	$ 29,693	$ 27,649	$ 2,044	7.4%
Straight-line rents	(162)	(84)	(78)	92.9%	(420)	(577)	157	(27.2%)
Amort. above/below market leases	47	93	(46)	(49.5%)	155	291	(136)	(46.7%)
Cash NOI	10,037	9,375	$ 662	7.1%	$ 29,428	$ 27,363	$ 2,065	7.5%

Same Property Portfolio Summary:

	Same Property Portfolio	Stabilized Same Property Portfolio[2]
Number of properties	62	62
Rentable Square Feet	6,085,223	6,013,223

Same Property Portfolio Occupancy:

Occupancy:	September 30, 2015 Same Property Portfolio	September 30, 2015 Stabilized Same Property Portfolio[2]	September 30, 2014 Same Property Portfolio	September 30, 2014 Stabilized Same Property Portfolio[2]	Change (ppt) Same Property Portfolio	Change (ppt) Stabilized Same Property Portfolio[2]
Los Angeles County	94.3%	96.4%	95.7%	95.6%	-1.4%	0.8%
Orange County	95.7%	95.7%	93.0%	93.0%	2.7%	2.7%
San Bernardino County	95.7%	95.7%	84.9%	84.9%	10.8%	10.8%
Ventura County	95.5%	95.5%	87.8%	87.8%	7.7%	7.7%
San Diego County	86.6%	86.6%	78.6%	78.6%	8.0%	8.0%
Total/Weighted Average	93.7%	94.8%	91.3%	91.2%	2.4%	3.6%

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] Reflects the square footage and occupancy of our Same Property Portfolio adjusted for space aggregating 72,000 rentable square feet that was classified as a repositioning property during the quarter ended September 30, 2015. For additional details, refer to page 24 of this report.

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 13

Joint Venture Financial Summary  (in thousands) Balance Sheet (unaudited results)      Mission Oaks (1)   September 30, 2015  June 30, 2015  March 31, 2015  December 31, 2014 Assets:  Investments in real estate, net $  21,153  $  20,690  $  20,635  $  20,268  Cash and cash equivalents  2,631 2,891 2,573 2,331  Rents and other receivables, net  5 183 220 231  Deferred rent receivable  39 2    Deferred leasing costs and acquisition related intangible assets, net 152 74 164 290  Acquired above-market leases, net -  44 110  Other assets 16 22 28 19  Total Assets  $  23,996  $  23,862  $  23,664  $  23,249     Liabilities:  Accounts payable, accrued expenses and other liabilities $  686  $  836  $  930  $  678  Deferred rent payable -  4 11  Tenant security deposits  429 429 292 292  Prepaid rents 130 177 129   Total Liabilities 1,245 1,442 1,355 981     Equity:  Equity 8,202 8,202 8,202 8,202  Accumulated deficit and distributions  14,549 14,218 14,107 14,066  Total Equity 22,751 22,420 22,309 22,268     Total Liabilities and Equity $  23,996  $  23,862  $  23,664  $  23,249     Rexford Industrial Realty, Inc. Ownership %:  15%  15%  15%  15%    (1) These financial statements represent amounts attributable to the entities and do not represent our 15% proportionate share.                  Third Quarter 2015      Page 14 Supplemental Financial Reporting Package

Joint Venture Financial Summary (1)  (in thousands)  Statement of Operations (unaudited results)     Statement of Operations:       Mission Oaks (2)   Three Months Ended   September 30, 2015  June 30, 2015  March 31, 2015  December 31, 2014  Income Statement   Rental revenues $ 502  $ 373  $ 348  $ 807   Tenant reimbursements  191 312 315 355   Other operating revenues  2 - - -   Total revenue 695 685 663  1,162     Total operating expense  334 423 425 555   NOI  361 262 238 607     General and administrative  3 13 12 11   Depreciation and amortization  27 138 185 442   Interest expense  165   Loss on Extinguishment of Debt  70   Gain on sale of assets/investments   (13,389)  Total expense (income)  364 574 622  (12,146)  Net Income  331 111 41  $  13,308     EBITDA   Net income  $ 331  $ 111  $ 41  $  13,308   Interest expense  165   Depreciation and amortization  27 138 185 442   EBITDA  $ 358  $ 249  $ 226  $  13,915     Rexford Industrial Realty, Inc. Ownership %:  15%  15%  15%  15%    Reconciliation - Equity Income in Joint Venture:     Net income  $ 331  $ 111  $ 41  $  13,308     Rexford Industrial Realty, Inc. Ownership %:  15%  15%  15%  15%  Company share 50 17 6  1,996   Intercompany eliminations/basis adjustments  (5)  (5)  (5) (2,021)  Equity in net income (loss) from unconsolidated real estate entities $ 45  $ 12  $ 1  $ (25)    (1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.  (2) These financial statements represent amounts attributable to the entities and do not represent our 15% proportionate share.        Third Quarter 2015 Page 15   Supplemental Financial Reporting Package

Capitalization Summary

(unaudited and in thousands, except share and per share data)

Capitalization as of September 30, 2015

Description	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Common shares [1]	55,198,780	55,051,832	54,909,083	43,382,425	43,059,742
Operating partnership units [2]	2,066,704	2,177,573	2,296,686	2,323,344	2,646,027
Total shares and units at period end	57,265,484	57,229,405	57,205,769	45,705,769	45,705,769
Share price at end of quarter	$ 13.79	$ 14.58	$ 15.81	$ 15.71	$ 13.84
Total Equity Market Capitalization	$ 789,691	$ 834,405	$ 904,423	$ 718,038	$ 632,568
Total consolidated debt	$ 335,904	$ 296,715	$ 269,879	$ 357,076	$ 269,699
Plus: pro-rata share of debt related to unconsolidated JV's	-	-	-	-	6,225
Total Debt (pro-rata)	$ 335,904	$ 296,715	$ 269,879	$ 357,076	$ 275,924
Less: Cash and cash equivalents	(5,083)	(9,988)	(47,541)	(8,606)	(60,541)
Net Debt (pro-rata)	$ 330,821	$ 286,727	$ 222,338	$ 348,470	$ 215,383
Total Combined Market Capitalization (Debt and Equity)	$ 1,120,512	$ 1,121,132	$ 1,126,761	$ 1,066,508	$ 847,951
Net debt (pro-rata) to total combined market capitalization	29.5%	25.6%	19.7%	32.7%	25.4%
Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized) [3]	5.7x	5.1x	4.3x	6.9x	4.9x

[1] Represents outstanding shares of common stock of the Company, which excludes the following number of unvested shares of restricted stock: 389,123 (September 30, 2015), 407,463 (June 30, 2015), 420,280 (March 31, 2015), 320,017 (December 31, 2014) and 198,141 (September 30, 2014).

[2] Represents outstanding common units of the Company' s operating partnership, Rexford Industrial Realty, LP, that are owned by unit holders other than Rexford Industrial Realty, Inc. Represents the noncontrolling interest in our operating partnership.

[3] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 16

Debt Summary

(in thousands)
(unaudited results)

Debt Detail:

As of September 30, 2015

Description	Maturity Date	Stated Interest Rate	Effective Interest Rate[1]	Principal Balance	Maturity Date of Effective Swaps
Secured Debt:					
$60M Term Loan	8/1/2019[2]	LIBOR + 1.90%	3.818%	$ 60,000	2/15/2019
Gilbert/La Palma	3/1/2031	5.125%	5.125%	3,077	--
12907 Imperial Highway	4/1/2018	5.950%	5.950%	5,327	--
Unsecured Debt:					
$100M Term Loan Facility	6/11/2019	LIBOR + 1.25%[3]	3.040%	50,000	12/14/2018
$100M Term Loan Facility[4]	6/11/2019	LIBOR + 1.25%[3]	1.443%	50,000	--
$200M Revolving Credit Facility[5]	6/11/2018[2]	LIBOR + 1.30%[3]	1.493%	67,500	--
$100M Senior Notes	8/6/2025	4.290%	4.290%	100,000	--
Total Consolidated:			3.068%	$ 335,904	

[1] Includes the effect of interest rate swaps effective as of September 30, 2015, and excludes the effect of discounts/premiums, deferred loan costs and the unused commitment fee.
[2] One additional one-year extension is available, provided that certain conditions are satisfied.
[3] The applicable LIBOR margin will range from 1.30% to 1.90% for the revolving credit facility and 1.25% to 1.85% for the term loan facility, depending on the ratio of our outstanding consolidated indebtedness to the value of our consolidated gross asset value, which is measured on a quarterly basis. As a result, the effective interest rate will fluctuate from period to period.
[4] We have executed a forward interest swap that will effectively fix $50M of this $100M term loan at 2.005% plus the applicable term loan facility LIBOR margin from 2/16/16 to 12/14/18.
[5] The credit facility is subject to an unused commitment fee which is calculated as 0.30% or 0.20% of the daily unused commitment if the balance is under $100M or over $100M, respectively.

Debt Composition:

Category	Avg. Term Remaining (yrs)[1]	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed[2]	6.7	2.99%	3.93%	$ 218,404	65%
Variable[2]	3.1	LIBOR + 1.28%	1.47%	$ 117,500	35%
Secured	4.3		4.04%	$ 68,404	20%
Unsecured	5.7		2.82%	$ 267,500	80%

[1] The weighted average remaining term to maturity of our consolidated debt is 5.4 years.
[2] If all of our interest rate swaps were effective as of September 30, 2015, our consolidated debt would be 80% fixed and 20% variable. See footnote (4) above.

Debt Maturity Schedule:

Year	Secured	Unsecured	Total	% Total	Interest Rate
2015-2017	$ -	$ -	$ -	0%	-
2018	5,327	67,500	72,827	22%	1.819%
2019	60,000	100,000	160,000	47%	2.833%
Thereafter	3,077	100,000	103,077	31%	4.315%
Total	$ 68,404	$ 267,500	$ 335,904	100%	3.068%

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 17

Debt Covenants    (unaudited results)    Unsecured Revolving Credit Facility and Term Loan Facility Covenants(1)       Covenant  September 30, 2015  June 30, 2015  March 31, 2015   Maximum Leverage Ratio  less than 60%  30.2%  28.1%  26.6%   Maximum Secured Leverage Ratio  less than 45%  6.2%  15.1%  16.7%   Maximum Secured Recourse Debt(2)  less than 15%  0.0% - -   Maximum Recourse Debt(2)  less than 15% -  1.0%  1.1%   Minimum Tangible Net Worth $582,432,000  $755,982,000  $756,231,000  $762,145,000   Minimum Fixed Charge Coverage Ratio  at least 1.50 to 1.00  5.26 to 1.00  8.47 to 1.00  7.60 to 1.00   Unencumbered Leverage Ratio  less than 60%  27.1%  17.1%  13.1%   Unencumbered Interest Coverage Ratio  at least 1.75 to 1.00  3.87 to 1.00  5.96 to 1.00  7.55 to 1.00        (1) Our actual performance for each covenant is calculated based on the definitions set forth in the credit agreement.   (2) On July 15, 2015, we amended our credit agreement.  The amendment provides for, among other things, the replacement of the maximum recourse debt covenant  with a maximum secured recourse debt covenant.  Third Quarter 2015     Page 18 Supplemental Financial Reporting Package

Portfolio Overview

at 9/30/15 (unaudited results)

Consolidated Portfolio:

Market	# Properties	Rentable Square Feet: Same Properties Portfolio	Rentable Square Feet: Non-Same Properties Portfolio[1]	Rentable Square Feet: Total Portfolio	Occupancy: Same Properties Portfolio	Occupancy: Non-Same Properties Portfolio[1]	Occupancy: Total Portfolio	Annualized Base Rent: Total (in 000's)[2]	Annualized Base Rent: per SF
Greater San Fernando Valley	23	1,283,251	1,329,900	2,613,151	86.8%	65.3%	75.9%	$ 18,893	$9.53
San Gabriel Valley	11	978,356	286,562	1,264,918	99.0%	100.0%	99.3%	9,765	$7.78
Central LA	4	190,663	196,647	387,310	100.0%	64.0%	81.7%	2,813	$8.89
Mid-Counties	9	522,430	277,865	800,295	99.5%	88.4%	95.7%	5,699	$7.44
South Bay	12	331,076	485,861	816,937	97.8%	86.4%	91.0%	6,142	$8.26
Los Angeles County	59	3,305,776	2,576,835	5,882,611	94.3%	75.5%	86.1%	43,312	$8.55
North Orange County	6	459,754	184,262	644,016	94.0%	100.0%	95.7%	5,545	$8.99
West Orange County	1	-	170,865	170,865	N/A	100.0%	100.0%	1,408	$8.24
South Orange County	1	-	46,178	46,178	N/A	100.0%	100.0%	371	$8.04
OC Airport	6	289,040	222,230	511,270	98.5%	22.2%	65.3%	2,959	$8.86
Orange County	14	748,794	623,535	1,372,329	95.7%	72.3%	85.1%	10,283	$8.81
Inland Empire West	10	495,431	547,130	1,042,561	95.0%	98.9%	97.0%	7,347	$7.26
Inland Empire East	2	85,282	-	85,282	100.0%	N/A	100.0%	544	$6.38
San Bernardino County	12	580,713	547,130	1,127,843	95.7%	98.9%	97.2%	7,891	$7.20
Ventura	11	649,082	495,128	1,144,210	95.5%	93.7%	94.7%	8,890	$8.20
Ventura County	11	649,082	495,128	1,144,210	95.5%	93.7%	94.7%	8,890	$8.20
North County San Diego	6	584,254	-	584,254	88.1%	N/A	88.1%	4,837	$9.40
Central San Diego	10	137,989	751,061	889,050	93.5%	97.0%	96.5%	9,590	$11.18
South County San Diego	1	78,615	-	78,615	63.5%	N/A	63.5%	431	$8.63
San Diego County	17	800,858	751,061	1,551,919	86.6%	97.0%	91.7%	14,858	$10.45
CONSOLIDATED TOTAL / WTD AVG	113	6,085,223	4,993,689	11,078,912	93.7%	82.7%	88.8%	$ 85,234	$8.67
Unconsolidated Joint Ventures:									
Ventura	1	-	68,370	68,370	N/A	51.5%	51.5%	$ 303	$8.61
UNCONSOLIDATED TOTAL / WTD AVG	1	-	68,370	68,370	-	51.5%	51.5%	$ 303	$8.61
Total Portfolio:									
GRAND TOTAL / WTD AVG	114	6,085,223	5,062,059	11,147,282	93.7%	82.3%	88.5%	$ 85,537	$8.67

(1) Includes seven properties that were undergoing repositioning as of September 30, 2015. See page 24 for additional details on these properties.

(2) Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of September 30, 2015, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.

Third Quarter 2015
Supplemental Financial Reporting Package

Rexford Industrial

Page 19

Occupancy and Leasing Trends

(unaudited results, data represents consolidated portfolio only)

Occupancy by County:

	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014
Occupancy:					
Los Angeles County	86.1%	87.7%	87.1%	91.0%	95.7%
Orange County	85.1%	84.4%	92.6%	92.1%	90.3%
San Bernardino County	97.2%	96.7%	96.3%	92.1%	88.1%
Ventura County	94.7%	90.8%	91.8%	91.4%	87.8%
San Diego County	91.7%	87.5%	89.0%	86.3%	82.4%
Total/Weighted Average	88.8%	88.4%	89.5%	90.7%	91.8%
Consolidated Portfolio SF	11,078,912	10,649,768	10,253,580	9,829,020	8,633,812

Leasing Activity:

			Three Months Ended		
	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014
Leasing Activity (SF): [1]					
New leases	216,499	283,695	458,301	201,269	253,422
Renewal	323,085	442,019	319,849	229,226	438,251
Gross leasing	539,584	725,714	778,150	430,495	691,673
Expiring leases	455,677	857,483	625,534	388,816	624,995
Net absorption	83,907	(131,769)[2]	152,616	41,679	66,678
Retention rate	71%	52%[2]	51%	59%	70%

Weighted Average New/Renewal Leasing Spreads:

			Three Months Ended		
	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014
Cash Rent Change	5.4%	7.0%	4.5%	1.9%[3]	3.6%
GAAP Rent Change	16.3%	15.4%	11.6%	11.8%[3]	10.3%

[1] Excludes month-to-month tenants.

[2] Excluding the effect of two move-outs aggregating 146,133 sqft at two of our repositioning properties, Birch and Frampton, our net absorption was 14,364 sqft and our retention rate was 62%.

[3] Excluding the effect of one 15,040 sqft lease transaction in our San Diego market, the weighted average cash and GAAP growth for total executed leases was 3.3% and 13.3%, respectively.

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 20

Leasing Statistics

(unaudited results, data represents consolidated portfolio only)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
Third Quarter 2015:					
New	38	216,499	4.0	5.0%	18.0%
Renewal [1]	69	323,085	2.5	5.6%	15.5%
Total/Weighted Average	107	539,584	3.1	5.4%	16.3%

Uncommenced Leases by County:

Market	Leased SF	Uncommenced Leases Annualized Base Rent (in thousands)	Total Pro Forma Annualized Base Rent (in thousands)	Pro Forma Occupancy %	Pro Forma Annualized Base Rent per SF
Los Angeles County[1]	182,877	$ 1,924	$ 45,236	89.2%	$8.62
Orange County	-	-	10,283	85.1%	$8.81
San Bernardino County	-	-	7,891	97.2%	$7.20
Ventura County	3,988	42	8,931	95.1%	$8.21
San Diego County	10,976	97	14,955	92.4%	$10.43
Total/Weighted Average	197,841	$ 2,062	$ 87,296	90.5%	$8.70

[1] Includes a 112,000 sqft lease at our repositioning property located at 7900 Nelson Road, which commences in October 2015 and has annualized base rent of $945,500.

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Annualized Base Rent (in thousands)	% of Annualized Base Rent	Annualized Base Rent per SF
Available	-	1,245,324	-	-	-
MTM Tenants	99	206,260	$ 2,245	2.6%	$10.88
2015	109	453,960	4,092	4.8%	$9.01
2016	397	2,879,588	23,328	27.4%	$8.10
2017	324	2,070,933	17,984	21.1%	$8.68
2018	195	1,323,366	12,067	14.2%	$9.12
2019	44	849,439	6,922	8.1%	$8.15
2020	45	1,051,694	9,564	11.2%	$9.09
2021	13	209,131	2,476	2.9%	$11.84
2022	5	145,681	795	0.9%	$5.45
2023	2	78,338	982	1.2%	$12.53
2024	2	266,865	1,978	2.3%	$7.41
Thereafter	4	298,333	2,801	3.3%	$9.39
Total Portfolio	1,239	11,078,912	$ 85,234	100.0%	$8.67

[1] 100% of lease renewals during the quarter achieved positive cash rent growth.

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 21

Top Tenants and Lease Segmentation

(unaudited results, data represents consolidated portfolio only)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
Cosmetic Laboratories of America, LLC	LA - San Fern. Valley	319,348	2.1%	$5.64	6/30/2020
Valeant Pharmaceuticals International, Inc.	OC - West	170,865	1.7%	$8.24	12/31/2019
Triumph Processing, Inc.	LA - South Bay	164,662	1.5%	$7.86	5/31/2030
Senior Operations, Inc.	LA - San Fern. Valley	130,800	1.4%	$8.88	11/30/2024
Biosense Webster, Inc.	LA - San Gabriel Valley	89,920	1.4%	$12.82	10/31/2020[1]
Warehouse Specialists, Inc.	LA - San Gabriel Valley	245,961	1.3%	$4.44	11/30/2017
32 Cold, LLC	LA - Central	78,280	1.3%	$13.80	9/30/2025
Department of Corrections	Inland Empire West	58,781	1.3%	$18.25	3/31/2020
Tarnik, Inc.	LA - San Fern. Valley	138,980	1.1%	$6.80	4/30/2016
Exelis Inc.	LA - San Gabriel Valley	67,838	1.0%	$13.01	9/30/2023
Top 10 Total / Wtd. Avg.		1,465,435	14.1%	$8.11	

[1] Includes 1,120 rentable square feet expiring 9/30/2016, 12,800 rentable square feet expiring 9/30/2017 and 76,000 rentable square feet expiring 10/31/2020, as of September 30, 2015.

Lease Segmentation by Size:

Square Feet	Number of Leases	Leased SF	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	879	1,830,374	$ 19,279	22.6%	$10.53
5,000 - 9,999	148	1,019,517	10,364	12.1%	$10.17
10,000 - 24,999	141	2,202,116	20,210	23.7%	$9.18
25,000 - 49,999	35	1,229,941	10,381	12.3%	$8.44
>50,000	36	3,551,640	25,000	29.3%	$7.04
Total / Wtd. Avg.	1,239	9,833,588	$ 85,234	100.0%	$8.67

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford Industrial
Page 22

Capital Expenditure Summary

(unaudited results, in thousands, except square feet and per square foot data)

(data represents consolidated portfolio only)

Quarter Ended September 30, 2015:		Amount	SF[1]		PSF
Tenant Improvements:					
New Leases - 1st Generation	$	172	132,821	$	1.29
New Leases - 2nd Generation	$	384	248,382	$	1.55
Leasing Commissions & Lease Costs:					
New Leases - 1st Generation	$	452	259,922	$	1.74
New Leases - 2nd Generation	$	266	258,018	$	1.03
Renewals	$	50	261,794	$	0.19
Total Recurring Capex:					
Recurring Capex	$	921	10,842,960	$	0.08
Recurring Capex % NOI		5.4%			
Recurring Capex % Operating Revenue		3.9%			
Nonrecurring Capex	$	4,222	3,162,875	$	1.33

Nine Months Ended September 30, 2015:		Amount	SF[1]		PSF
Tenant Improvements:					
New Leases - 1st Generation	$	509	361,959	$	1.41
New Leases - 2nd Generation	$	1,250	736,671	$	1.70
Renewals	$	145	189,862	$	0.76
Leasing Commissions & Lease Costs:					
New Leases - 1st Generation	$	1,347	761,369	$	1.77
New Leases - 2nd Generation	$	773	666,689	$	1.16
Renewals	$	132	414,120	$	0.32
Total Recurring Capex:					
Recurring Capex	$	2,184	10,444,070	$	0.21
Recurring Capex % NOI		4.5%			
Recurring Capex % Operating Revenue		3.3%			
Nonrecurring Capex	$	10,454	4,473,332	$	2.34

[1] For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For recurring capex, reflects the weighted average square footage of our consolidated portfolio for the period. For nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 23

Properties and Space Under Repositioning

As of September 30, 2015

(unaudited results, in thousands, except square feet)

Repositioning Properties

Property (Submarket)	Rentable Square Feet	Acquisition Date	Est. Construction Period: Start	Est. Construction Period: Completion	Costs Incurred: Purchase Price	Costs Incurred: Repositioning	Costs Incurred: Cumulative Investment-to date[1]	Projected Total Investment[2]	Occ % 9/30/15	Actual Cash NOI 3Q-2015[3]	Est. Annual Stabilized Cash NOI	Est. Period to Stabilization (months)[4]
CURRENT REPOSITIONING:												
1601 Alton Pkwy. (OC Airport)	124,000	Jun-14	4Q-2014	1Q-2016	$ 13,276	$ 869	$ 14,145	$ 16,447	40%	$ 51	$ 996	15 - 21
605 8th Street (San Fernando Valley)	55,715	Aug-14	4Q-2014	4Q-2015[5]	$ 5,075	$ 1,106	$ 6,181	$ 7,207	0%	$ (8)	$ 439	3 - 9
7900 Nelson Rd. (San Fernando Valley)	203,082	Nov-14	1Q-2015	4Q-2015[6]	$ 24,287	$ 638	$ 24,925	$ 25,887	0%	$ (39)	$ 1,697	3 - 9
9401 De Soto Ave. (San Fernando Valley)	150,263	Mar-15	2Q-2015	4Q-2015[5]	$ 14,075	$ 782	$ 14,857	$ 16,906	0%	$ (26)	$ 1,007	5 - 11
2610 & 2701 S. Birch St. (OC Airport)	98,230	Jun-14	2Q-2015	4Q-2015	$ 11,000	$ 1,609	$ 12,609	$ 13,606	0%	$ (17)	$ 868	5 - 11
24105 Frampton Ave. (South Bay)	49,841	Mar-14	2Q-2015	1Q-2016	$ 3,930	$ 281	$ 4,211	$ 5,119	0%	$ (14)	$ 315	4 - 10
9615 Norwalk Blvd. (Mid-Counties)	38,362	Apr-15	3Q-2015	Q2-2017	$ 9,642	$ 31	$ 9,673	$ 23,682	16%	$ (22)	$ 1,556	19 - 25
TOTAL/WEIGHTED AVERAGE	719,493				$ 81,285	$ 5,316	$ 86,601	$ 108,854	8%	$ (75)[7]	$ 6,878	
FUTURE REPOSITIONING:												
679-691 S. Anderson St. (Central LA)	47,490	Nov-14			$ 6,490	$ 16	$ 6,506	$ 6,990	100%	$ 71	$ 442	--
COMPLETED REPOSITIONING:												
7110 Rosecrans Ave. (South Bay)	73,439	Jan-14			$ 5,000	$ 746	$ 5,746	--	100%	$ 82	$ 445	Stabilized

[1]Cumulative investment-to-date includes the purchase price of the property and subsequent costs incurred for nonrecurring capital expenditures.

[2]Projected total investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

[3]Represents the actual cash net operating income for each property for the three months ended September 30, 2015. For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[4]Represents the estimated remaining number of months, as of September 30, 2015, for the property to reach stabilization. Includes time to complete construction and to lease-up property.

[5]The estimated construction completion period has changed from 3Q-2015 to 4Q-2015.

[6]This building is being repositioned from a single-tenant building into a two-unit building. One of the units, which is a 120,000 square foot space, has been completed and leased as of the end of 3Q-2015. The lease will commence during 4Q-2015. The estimated completion period for the second space has changed from 3Q-2015 to 4Q-2015.

[7]Actual NOI for the three months ended September 30, 2015 reflects the capitalization of $219 of real estate property taxes. We will continue to capitalize real estate property taxes during the period in which construction is taking place to get each repositioning property ready for its intended use.

Repositioning Space

Property (Submarket)	Rentable Square Feet	Space Under Repositioning	Est. Construction Period: Start	Est. Construction Period: Completion	Occ % 9/30/15	Actual Cash NOI 3Q-2015[1]	Est. Annual Stabilized Cash NOI	Est. Period to Stabilization (months)[2]
15140 & 15148 Bledsoe St. (San Fernando Valley)	133,356	72,000	1Q-2015	1Q-2016[3]	46%	$ 61	$ 882	3 - 9

[1]Represents the actual net operating income for each property for the three months ended September 30, 2015.

[2]Represents the estimated remaining number of months, as of September 30, 2015, for the property to reach stabilization. Includes time to complete construction and to lease-up repositioning space.

[3]The estimated construction completion period has changed from 3Q-2015 to 1Q-2016 due to a change in scope.

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 24

Current Year Acquisitions Summary

(unaudited results, data represents consolidated portfolio only)

2015 Acquisitions:

Acquisition Date	Property Address	County	Submarket	Rentable Square Feet	Price ($ in MM)	Occ. % at Acquisition	Occ. % at September 30, 2015
1/21/2015	12907 Imperial Highway	Los Angeles	Mid-Counties	101,080	$12.2	100%	100%
1/21/2015	8902-8940 Activity Road	San Diego	Central San Diego	112,501	$18.5	93%	99%
3/9/2015	1210 North Red Gum Street	Orange	North Orange County	64,570	$7.7	100%	100%
3/18/2015	9401 De Soto Avenue[1]	Los Angeles	Greater San Fernando Valley	150,263[2]	$14.1	0%	0%
4/30/2015	9615 Norwalk Boulevard[1]	Los Angeles	Mid-Counties	38,362	$9.6	100%	16%
5/1/2015	16221 Arthur Street	Los Angeles	Mid-Counties	61,372	$5.8	100%	100%
5/12/2015	2588 & 2605 Industry Way	Los Angeles	South Bay	164,662	$22.0	100%	100%
5/15/2015	425 Hacienda Boulevard	Los Angeles	San Gabriel Valley	51,823	$7.0	100%	100%
6/29/2015	6700 S Alameda Street	Los Angeles	Central LA	78,280	$14.5	100%	100%
7/10/2015	12720-12860 Danielson Court	San Diego	Central San Diego	112,062	$16.9	100%	100%
7/29/2015	10950 Norwalk Boulevard & 12241 Lakeland Road	Los Angeles	Mid-Counties	18,995	$5.0	100%	100%
8/11/2015	610-760 W Hueneme Road & 5651-5721 Perkins Road	Ventura	Ventura	86,904	$9.6	87%	91%
9/1/2015	10701-10719 Norwalk Boulevard	Los Angeles	Mid-Counties	58,056	$7.2	100%	100%
9/18/2015	6020 Sheila Street[3]	Los Angeles	Central LA	70,877	$12.2	0%	0%
9/30/2015	9805 6th Street	San Bernardino	Inland Empire West	81,377	$6.9	100%	100%

(1) As of September 30, 2015, this property was undergoing repositioning. See page 24 for additional details.
(2) Represents the expected square footage of the building after completion of the planned repositioning. At acquisition, the property was measured at 153,984 square feet.
(3) As of September 30, 2015, this property is fully leased but not occupied. See page 21 for additional details of our uncommenced leases by county.

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 25

Net Asset Value Components   at 9/30/15 (unaudited and in thousands, except share data)    Net Operating Income    ProForma Net Operating Income (NOI)(1)(2) For the Three Months Ended September 30, 2015  Total operating revenues  $ 23,335   Property operating expenses  (6,237)  Pro forma effect of acquisitions(3) 544   ProForma NOI 17,642   Fair value lease revenue 69   Straight line rental revenue adjustment  (1,039)  ProForma Cash NOI  $ 16,672      Balance Sheet Items    Other assets and liabilities September 30, 2015  Cash and cash equivalents  $ 5,083   Rents and other receivables, net 2,221   Other assets 5,491   Acquisition related deposits 1,250   Accounts payable, accrued expenses and other liabilities (13,886)  Dividends payable  (7,504)  Tenant security deposits (10,523)  Prepaid rents  (1,935)  Total other assets and liabilities  $ (19,803)     Debt and Shares Outstanding    Total consolidated debt(4)  $  335,904   Common shares outstanding(5) 55,198,780   Operating partnership units outstanding(6) 2,066,704      (1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.  (2) ProForma Net Operating Income as calculated does not reflect the potential incremental value from properties and space under repositioning.  See page 24 for additional details. (3) Represents the estimated impact of Q3'15 acquisitions as if they had been acquired July 1, 2015.  (4) Excludes net deferred loan fees and net loan premium aggregating $846.  (5) Represents outstanding shares of common stock of the Company, which excludes 389,123 shares of unvested shares of restricted stock.  (6) Represents outstanding common units of the Company' s operating partnership, Rexford Industrial Realty, LP, that are owned by unit holders other than Rexford Industrial  Realty, Inc.  Represents the noncontrolling interest in our operating partnership.      Third Quarter 2015     Page 26 Supplemental Financial Reporting Package

Fixed Charge Coverage Ratio
at 9/30/15

(unaudited and in thousands)

	For the Three Months Ended			
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
EBITDA	$ 13,508	$ 12,364	$ 11,819	$ 10,334
Recurring cash distributions from unconsolidated joint ventures	54	37	34	89
Fair value lease expense	69	46	39	115
Non-cash stock compensation	443	467	348	250
Straight line corporate office rent expense adjustment	21	37	24	-
Loss (gain) on extinguishment of debt	253	(71)	-	-
Straight line rental revenue adjustment	(1,039)	(612)	(365)	(595)
Capitalized payments	(296)	(311)	(334)	(302)
Note receivable discount amortization	(38)	(71)	(69)	(68)
Gain from early repayment of note receivable	(581)	-	-	-
Recurring capital expenditures	(921)	(871)	(392)	(908)
2nd generation tenant improvements and leasing commissions	(701)	(893)	(706)	(918)
Unconsolidated joint venture AFFO adjustments	(5)	4	9	(3)
Cash flow for fixed charge coverage calculation	$ 10,767	$ 10,126	$ 10,407	$ 7,994
Cash interest expense calculation detail:				
Interest expense	$ 2,245	$ 1,658	$ 1,826	$ 1,655
Capitalized interest	252	186	10	42
Note payable premium amortization	33	33	92	82
Amortization of deferred financing costs	(200)	(209)	(209)	(206)
Cash interest expense	$ 2,330	$ 1,668	$ 1,719	$ 1,573
Fixed Charge Coverage Ratio	4.6x	6.1x	6.1x	5.1x

Third Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 27

Definitions / Discussion of Non-GAAP Financial Measures       Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll, (iii) recurring capital expenditures required to maintain and re-tenant our properties, (iv) capitalized interest costs resulting from the repositioning/redevelopment of certain of our properties, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results.  We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs.  However, because AFFO may exclude certain non-recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO.  AFFO should be considered only as a supplement to net income (as computed in accordance with GAAP) as a measure of our performance.    Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12.  Excludes billboard and antenna revenue and rent abatements.     Capital Expenditures, Non-recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.    Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.    Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.     Cash NOI: Cash basis NOI is a non-GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight-line rent adjustment.  We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs.  Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP.  We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.    EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited.  Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA. Adjusted EBITDA includes add backs of non-cash stock based compensation expense, gain on extinguishment of debt, loss on sale of real estate, non-recurring legal fees and the pro-forma effects of acquisitions and assets classified as held for sale.    Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.    Funds from Operations (FFO): We calculate FFO before non-controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.          Third Quarter 2015  Page 28 Supplemental Financial Reporting Package

Definitions / Discussion of Non-GAAP Financial Measures       NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses (before interest expense, depreciation and amortization).  We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs.  However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP.  We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.    Proforma NOI: Proforma NOI is calculated by adding to NOI the estimated impact of current period acquisitions as if they had been acquired at the beginning of the reportable period.  These estimates do not purport to be indicative of what operating results would have been had the acquisitions actually occurred at the beginning of the reportable period and may not be indicative of future operating results.    Properties Under Repositioning: Typically defined as properties where a significant amount of space is held vacant in order to implement capital improvements that improve the market rentability and leasing functionality of that space.  Considered completed once investment is fully or nearly fully deployed and the property is marketable for leasing.     Recurring Funds From Operations (Recurring FFO): We calculate Recurring FFO by adjusting FFO to exclude the effect of non-recurring expenses and acquisition expenses.    Rent Change - Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease.  Data included for comparable leases only.  Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.    Rent Change - GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease.  Data included for comparable leases only.  Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.    Same Property Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly-owned by us as of January 1, 2014 and still owned by us as of September 30, 2015. The Company’s computation of same property performance may not be comparable to other REITs.    Space Under Repositioning: Defined as space during  held vacant during the current quarter in order to implement capital improvements to change the leasing functionality of that space.  Considered completed once the repositioning has been completed and the unit is marketable for leasing.    Stabilized Same Property Portfolio: Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude spaces that were under repositioning during the current quarter.     Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.                                        Third Quarter 2015  Page 29 Supplemental Financial Reporting Package